Exhibit 99.8
SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Agreement”) is made and entered into on the 22nd day of February, 2010, by and between Lightning Poker, Inc., a Pennsylvania corporation (the “Borrower”), the person listed on the signature pages hereto as the Lenders’ Agent, for the benefit of the Lenders listed on Schedule I hereto (collectively, the “Lenders” and individually, a “Lender”).

RECITALS:

The Borrower has issued and delivered to each Lender a Promissory Note dated as of the date of this Agreement (as defined in the Loan Agreement) (collectively, the “Notes” and individually, a “Note”).  Pursuant to the Notes, the Borrower has agreed to grant a security interest in and to the Collateral (as defined in this Agreement) on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for and in consideration of the Debt (as defined in this Agreement), and intending to be legally bound, the parties covenant and agree as follows:

1. Definitions.  In addition to the words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, unless the context otherwise clearly requires:

“Accounts” shall have the meaning given to that term in the Code and shall include without limitation all rights of the Borrower, whenever acquired, to payment for goods sold or leased or for services rendered, whether or not earned by performance.

“Chattel Paper” shall have the meaning given to that term in the Code and shall include without limitation all writings owned by the Borrower, whenever acquired, which evidence both a monetary obligation and a security interest in or a lease of specific goods.

“Code” shall mean the Uniform Commercial Code as in effect on the date of this Agreement and as amended from time to time, of the state or states having jurisdiction with respect to all or any portion of the Collateral from time to time.

“Collateral” shall mean collectively the Accounts, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles, Instruments, Inventory and all other personal property and Proceeds of each of the foregoing.

“Debt” shall mean (i) all indebtedness, both principal and interest, of the Borrower to the Lenders now or after the date of this Agreement evidenced by the Notes, (ii) all other debts, liabilities, duties and obligations of the Borrower to the Lenders now existing and after the date of this Agreement contracted or incurred  arising in connection with the Loan Documents, and (iii) all costs and expenses incurred by the Lenders in the collection of any of the indebtedness described in this paragraph or in connection with the enforcement of any of the duties and obligations of the Borrower to the Lenders described in this paragraph, including reasonable attorneys’ and paralegals’ fees and expenses, and (iv) all future advances made by the Lenders for the reasonable maintenance, protection, preservation or enforcement of, or realization upon, the Collateral or any portion of the Collateral, including advances for storage, transportation charges, taxes, insurance, repairs and the like.

“Documents” shall have the meaning given to that term in the Code and shall include without limitation all warehouse receipts (as defined by the Code) and other documents of title (as defined by the Code) owned by the Borrower, whenever acquired.

“Equipment” shall have the meaning given to that term in the Code and shall include without limitation all goods owned by the Borrower, whenever acquired and wherever located, used or brought for use primarily in the business or for the benefit of the Borrower and not included in Inventory of the Borrower, together with all attachments, accessories and parts used or intended to be used with any of those goods or Fixtures, whether now or in the future installed therein or thereon or affixed thereto, as well as all substitutes and replacements thereof in whole or in part.

“Event of Default” shall mean any default by the Borrower as defined in the Notes.

“Fixtures” shall have the meaning given to that term in the Code, and shall include without limitation leasehold improvements.

“General Intangibles” shall have the meaning given to that term in the Code and shall include, without limitation, all leases under which the Borrower now or in the future leases and or obtains a right to occupy or use real or personal property, or both, all of the other contract rights of the Borrower, whenever acquired, and customer lists, choses in action, claims (including claims for indemnification), books, records, patents and patent applications, copyrights and copyright applications, trademarks, trade names, trade styles, trademark applications, blueprints, drawings, designs and plans, trade secrets, methods, processes, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer information, software, domain names, URL’s, web pages, records and data, now owned or acquired after the date of this Agreement by the Borrower.

“Instrument” shall have the meaning given to that term in the Code and shall include, without limitation, all negotiable instruments (as defined in the Code), all certificated securities (as defined in the Code) and all other writings which evidence a right to the payment of money now or after the date of this Agreement owned by the Borrower.

“Inventory” shall have the meaning given to that term in the Code and shall include without limitation all goods owned by the Borrower, whenever acquired and wherever located, held for sale or lease or furnished or to be furnished under contracts of service, and all raw materials, work in process and materials owned by the Borrower and used or consumed in the Borrower’s business, whenever acquired and wherever located.

“Lenders’ Agent” shall mean The Co-Investment Fund II, L.P.

“Loan Agreement” shall mean that certain Loan Agreement of even date herewith among the Borrower and the Lenders.

“Loan Documents” shall mean collectively, this Agreement, the Notes, the Loan Agreement, the Intellectual Property Security Agreement for Patents and Trademarks and the Intellectual Property Security Agreement for Copyrights and Mask Works, each of even date herewith among the Borrower, the Lenders and/or the Lenders’ Agent and all other agreements, documents and instruments executed and delivered in connection herewith, as each may be amended, supplemented or modified from time to time.

“Note(s)” shall mean the Promissory Notes executed and delivered by the Borrower in connection with the Loan Agreement.

“Proceeds” shall have the meaning given to that term in the Code and shall include without limitation whatever is received when Collateral or Proceeds is sold, exchanged, collected or otherwise disposed of, whether cash or non-cash, and includes without limitation proceeds of insurance payable by reason of loss of or damage to Collateral.

2. Security Interest.  As security for the full and timely performance and payment of the Debt in accordance with the terms of the Debt including the performance of the obligations of the Borrower under the Notes and this Agreement, the Borrower agrees that the Lenders shall have, and the Borrower grants to and creates in favor of the Lenders, a security interest under the Code in and to such of the Collateral as is now owned or acquired after the date of this Agreement by the Borrower.

3. Rights and Remedies of a Secured Party.  In addition to all rights and remedies given to the Lenders by this Agreement, the other Loan Documents and the Note, the Lenders shall have all the rights and remedies of secured parties under the Code.

4. Provisions Applicable to the Collateral.  The parties agree that the following provisions shall be applicable to the Collateral:

(a) The Borrower covenants and agrees that at all times during the term of this Agreement it shall keep accurate and complete books and records concerning the Collateral that is now owned or acquired after the date of this Agreement by the Borrower at its principal place of business at 23 Creek Circle, Suite 400, Boothwyn, PA  19061, and at no other location without the prior written consent of the Lenders’ Agent.

(b) The Lenders’ Agent or its representatives and the Lenders and their representatives shall have the right at all times during regular business hours of the Borrower, with prior notice, to examine and inspect the Collateral and to review the books and records of the Borrower concerning the Collateral that is now owned or acquired after the date of this Agreement by the Borrower and to copy the same and make excerpts therefrom; provided, however, that from and after the occurrence of an Event of Default, the rights of inspection and entry shall be subject to the requirements of the Code.

(c) Except as otherwise agreed by the Lenders’ Agent, the Borrower shall at all times during the term of this Agreement keep the Equipment, Inventory and Fixtures that are now owned or acquired after the date of this Agreement by the Borrower at its principal place of business at 23 Creek Circle, Suite 400, Boothwyn, PA  19061, except to the extent any such Collateral is intended to be portable and not fixed to any particular location (such as portable computers, cellular phones, and other similar property), Inventory and Equipment is located at the facilities of third-party contractors and assemblers or, upon written notice to the Lenders’ Agent, at such other locations for which the Lenders’ Agent has filed financing statements, and at no other location without prior written notice to the Lenders’ Agent, except that the Borrower shall have the right until one or more Events of Default shall occur to sell or otherwise dispose of Inventory in the ordinary course of business.

(d) Except as otherwise agreed by the Lenders’ Agent, the Borrower shall not move the location of its chief executive offices without prior written notification to the Lenders’ Agent, and shall not change its jurisdiction of formation without the prior written consent of the Lenders’ Agent.

(e) Without the prior written consent of the Lenders’ Agent, such consent not to be unreasonably withheld, the Borrower shall not sell, lease or otherwise dispose of any Equipment or Fixtures, except Equipment or Fixtures reasonably deemed by the Borrower to be no longer material to or useful in the conduct of its business or Equipment leased to third parties in the ordinary course of Borrower’s business.

(f) Promptly upon request of the Lenders’ Agent, from time to time, the Borrower shall furnish the Lenders’ Agent with such information and documents regarding the Collateral and the Borrower’s financial condition, business, assets or liabilities, at such times and in such form and detail as the Lenders’ Agent may reasonably request.

(g) Promptly upon request of the Lenders’ Agent, from time to time, the Borrower shall deliver to the Lenders’ Agent all documentation reasonably requested by the Lenders’ Agent without limitation, (i) all invoices and customer statements rendered to account debtors, documents, contracts, chattel paper, instruments and other writings pertaining to the Borrower’s contracts or the performance of the Borrower’s contracts, (ii) evidence of the Borrower’s accounts and statements showing the aging, identification, reconciliation and collection thereof and (iii) reports as to the Borrower’s inventory and sales, shipment, damage or loss thereof, all of the foregoing to be certified by authorized officers or other employees of the Borrower.

(h) Notwithstanding the security interest in the Collateral granted to and created in favor of the Lenders under this Agreement, the Borrower shall have the right until one or more Events of Default shall occur, at its own cost and expense, to collect the Accounts and the Chattel Paper and to enforce its contract rights generally.

(i) After the occurrence of an Event of Default, the Lenders’ Agent shall  have the right, in its sole discretion, to give notice of the Lenders’ security interest to account debtors obligated to the Borrower and to take over and direct collection of the Accounts and the Chattel Paper, to notify such account debtors to make payment directly to the Lenders’ Agent and to enforce payment of the Accounts and the Chattel Paper and to enforce the Borrower’s contract rights.  It is understood and agreed by the Borrower that the Lenders’ Agent shall have no liability whatsoever under this Agreement except for its own gross negligence or willful misconduct.

(j) After the occurrence of an Event of Default, the Lenders’ Agent shall cause to be opened and maintained a noninterest bearing deposit account (the “Cash Collateral Account”) and after delivery of notice to the Borrower by the Lenders’ Agent, deposit, and require the Borrower to deposit, therein all cash proceeds of Collateral.  All cash proceeds of the Collateral received directly by the Borrower shall be held by the Borrower in trust for the benefit of the Lenders’ Agent, shall be segregated from all other funds of the Borrower and shall, within one business day after receipt, be paid over to the Lenders’ Agent in the same form as so received (with any necessary endorsement or assignment) for deposit in the Cash Collateral Account.  The Lenders’ Agent shall have sole dominion and control over all items and funds in the Cash Collateral Account and such items and funds may be withdrawn only by the Lenders’ Agent, it being the intention of the parties to this Agreement that the Borrower shall have no control over or withdrawal rights in respect of the Cash Collateral Account.  The Lender’s Agent, in accordance with the Loan Agreement, may, in its discretion, release to the Borrower from time to time all or any part of the collected funds deposited in the Cash Collateral Account but the Lenders’ Agent shall have the right at any time to apply all or any part of the collected funds on deposit in the Cash Collateral Account to the payment of the Debt, whether on account of principal or interest or otherwise as the Lenders’ Agent in its discretion and in good faith may elect, until the Debt is fully paid.

(k) After the occurrence of an Event of Default and delivery of a written request, the Borrower shall promptly deliver to the Lenders’ Agent all existing leases, and all other leases entered into by the Borrower from time to time, covering any Equipment or Inventory (“Leased Inventory”) which is leased to third parties and will take such action as is necessary to perfect the Lenders’ security interest in Leased Inventory.

5. Lenders’ Agent’s Actions with Respect to Accounts.  The Borrower irrevocably makes, constitutes and appoints The Co-Investment Fund II, L.P., as Lenders’ Agent and each Lender hereby agrees with and consents to such appointment, its true and lawful attorney-in-fact with power to sign its name and to take any of the following actions after the occurrence of an Event of Default, such actions only to be taken during the continuance of an Event of Default, in its name or the name of all Lenders, as such Lenders’ Agent may determine, at any time without notice to the Borrower and at the Borrower’s expense:

(a) Verify the validity and amount of, or any other matter relating to, the Collateral by mail, telephone, telegraph or otherwise;

(b) Notify all account debtors that the Accounts have been assigned to the Lenders’ Agent and that the Lenders have a security interest in the Accounts;

(c) Direct all account debtors to make payment of all Accounts directly to the Lenders’ Agent;

(d) Take control in any manner of any cash or non-cash items of payment or proceeds of Accounts;

(e) Notify the United States Postal Service to change the address for delivery of, mail addressed to the Borrower to such address as the Lenders’ Agent may designate;

(f) Receive, open and dispose of all mail addressed to the Borrower (any sums received pursuant to the exercise of the rights provided in this Agreement shall be deposited in the Cash Collateral Account);

(g) Take control in any manner of any rejected, returned, stopped in transit or repossessed goods relating to Accounts;

(h) Enforce payment of and collect any Accounts, by legal proceedings or otherwise, and for such purpose the Lenders’ Agent may:

(1)  Demand payment of any Accounts or direct any account debtors to make payment of Accounts directly to the Lenders’ Agent;

(2)  Receive and collect all monies due or to become due to the Borrower;

(3)  Exercise all of the Borrower’s rights and remedies with respect to the collection of Accounts;

(4)  Settle, adjust, compromise, extend, renew, discharge or release Accounts;

(5)  Sell or assign Accounts on such terms, for such amount and at such times as the Lenders’ Agent deems advisable;

(6)  Prepare, file and sign the Borrower’s name or names on any Proof of Claim or similar documents in any proceeding filed under federal or state bankruptcy, insolvency, reorganization or other similar law as to any account debtor;

(7)  Prepare, file and sign the Borrower’s name or names on any notice of lien, claim of mechanic’s lien, assignment or satisfaction of lien or mechanic’s lien or similar document in connection with the Collateral;

(8)  Endorse the name of the Borrower upon any chattel papers, documents, instruments, invoices, freight bills, bills of lading or similar documents or agreements relating to Accounts or goods pertaining to Accounts or upon any checks or other media of payment or evidence of a security interest that may come into the Lenders’ Agent’s possession;

(9)  Sign the name of the Borrower to verifications of Accounts and notices of Accounts sent by account debtors to the Borrower; or

(10) Take all other actions necessary or desirable to protect the Borrower’s interest in the Accounts.

(i) Negotiate and endorse any Document in favor of the Lenders or their designees, covering Inventory including the Leased Inventory, which constitutes Collateral, and related documents for the purpose of carrying out the provisions of this Agreement and taking any action and executing in the name of Borrower any instrument which the Lenders’ Agent may deem necessary or advisable to accomplish the purpose hereof.  Without limiting the generality of the foregoing, the Lenders’ Agent shall have the right and power to receive, endorse and collect checks and other orders for the payment of money made payable to the Borrower representing any payment or reimbursement made under, pursuant to or with respect to, the Collateral or any part thereof and to give full discharge to the same.

The Borrower ratifies and approves all acts of said attorney and agrees that said attorney shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, except for said attorney’s own gross negligence or willful misconduct.  This power, being coupled with an interest, is irrevocable until the Debt is paid in full and the Borrower shall have performed all of its obligations under this Agreement.  The Borrower further agrees to use its commercially reasonable efforts to assist the Lenders’ Agent in the collection and enforcement of the Accounts and will not hinder, delay or impede the Lenders’ Agent in any manner in its collection and enforcement of the Accounts.

Anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Lenders’ Agent of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Lenders’ Agent shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Lenders’ Agent be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

6. Preservation and Protection of Security Interest.  The Borrower represents and warrants that it has, and covenants and agrees that at all times during the term of this Agreement, it will have, good and marketable title to the Collateral from time to time owned or acquired by it free and clear of all mortgages, pledges, liens, security interests, charges or other encumbrances,  except as set forth in the Schedule of Exceptions to the Loan Agreement, purchase money security interest arising by action of law or those interests junior in right of payment and enforcement to that of the Lenders or in favor of the Lenders, and shall defend the Collateral against the claims and demands of all persons, firms and entities whomsoever.  The Borrower represents and warrants that as of the date of this Agreement the Lenders have, and that all times in the future the Lenders will have, a security interest in the Collateral prior and superior to the rights of all third parties in the Collateral existing on the date of this Agreement or arising after the date of this Agreement except as set forth on the Schedule of Exceptions to the Loan Agreement.  The Borrower covenants and agrees that it shall not, without the prior written consent of the Lenders’ Agent (i) borrow against the Collateral or any portion of the Collateral from any other person, firm or entity, except for borrowings which are subordinate to the rights of the Lenders (ii) grant or create or permit to attach or exist any mortgage, pledge, lien, charge or other encumbrance, or security interest on, of or in any of the Collateral or any portion of the Collateral except as set forth in the Schedule of Exceptions to the Loan Agreement, those in favor of the Lenders, purchase money security interest arising by action of law or those junior in right of payment and enforcement to that of the Lenders, (iii) permit any levy or attachment to be made against the Collateral or any portion of the Collateral, except those that are subordinate to the rights of the Lenders, or (iv) permit any financing statements to be on file with respect to any of the Collateral, except financing statements in favor of the Lenders or those junior in right of payment and enforcement to that of the Lenders.  The Borrower shall faithfully preserve and protect the Lenders’ security interest in the Collateral and shall, at its own cost and expense, cause, or assist the Lenders’ Agent to cause that security interest to be perfected and continue perfected so long as the Debt or any portion of the Debt is outstanding, unpaid or executory.  For purposes of the perfection of the Lenders’ security interest in the Collateral in accordance with the requirements of this Agreement, the Borrower shall from time to time at the reasonable request of the Lenders’ Agent file or record, or cause to be filed or recorded, such instruments, documents and notices, including assignments, financing statements and continuation statements, as the Lenders’ Agent may deem necessary or advisable from time to time in order to perfect and continue perfected such security interest.  The Borrower shall do all such other acts and things and shall execute and deliver all such other instruments and documents, including further security agreements, pledges, endorsements, assignments and notices, as the Lenders’ Agent in its reasonable discretion, may deem necessary or advisable from time to time in order to perfect and preserve the priority of such security interest in the Collateral prior to the rights of all third persons, firms and entities, except as may be otherwise provided in this Agreement.  The Borrower irrevocably appoints the Lenders’ Agent as the attorney-in-fact of the Borrower to do all acts and things which the Lenders’ Agent may reasonably deem necessary or advisable from time to time to preserve, perfect and continue perfected the Lenders security interest in the Collateral in accordance with the requirements of this Agreement, including, but not limited to, signing any financing statements or amendments to financing statements evidencing the Lenders’ security interest in the Collateral for and on behalf of the Borrower.  The Borrower agrees that a carbon, photographic or other reproduction of this Agreement or a financing statement is sufficient as a financing statement and may be filed instead of the original.

7. Insurance.  Risk of loss of, damage to or destruction of the Equipment, Inventory and Fixtures is on the Borrower.  The Borrower shall insure the Equipment, Inventory and Fixtures against such risks and casualties and in such amounts and with such insurance companies in accordance with its past practices.  At the request of the Lenders’ Agent, each of the Borrower’s policies of insurance shall contain provision for notification of the Lenders’ Agent thirty (30) days prior to the termination of each such policy.  At the request of the Lenders’ Agent, copies of all such policies, or certificates evidencing the same, shall be deposited with the Lenders’ Agent.  If the Borrower fails to effect and keep in full force and effect such insurance or fails to pay the premiums when due, the Lenders’ Agent may (but shall not be obligated to) do so for the account of the Borrower and add the cost thereof to the Debt.  After the occurrence of an Event of Default, the Borrower shall assign and set over to the Lenders’ Agent all monies which may become payable on account of such insurance and shall direct the insurers to pay the Lenders’ Agent any amount so due.  In such event, the Lenders’ Agent is irrevocably appointed attorney-in-fact of the Borrower to endorse any draft or check which may be payable to the Borrower in order to collect the proceeds of such insurance.  The Borrower shall apply such proceeds either (i) to the repair of damaged Equipment, Inventory or Fixtures, or (ii) to the replacement of destroyed Equipment, Inventory or Fixtures with Equipment, Inventory or Fixtures of the same or similar type and function and of at least equivalent value (in the sole judgment of the Lenders’ Agent), provided such replacement Equipment, Fixtures or Inventory is made subject to the security interest created by this Agreement and constitutes a  security interest in the Equipment, Inventory and Fixtures subject only to security interests permitted under this Agreement, and is perfected by the filing of financing statements in the appropriate public offices and the taking of such other action as may be necessary or desirable in order to perfect and continue perfected such security interest.  In the event that there is any balance of insurance proceeds remaining in the possession of the Lenders’ Agent after payment in full of the Debt, such balance shall be paid over to the Borrower or its order.

8. Maintenance and Repair.  The Borrower shall maintain the Equipment, Inventory and Fixtures, and every portion thereof, in good condition, repair and working order, reasonable wear and tear alone excepted, and shall pay and discharge all taxes, levies and other impositions assessed or levied thereon as well as the cost of repairs to or maintenance of the same.  If the Borrower fails to do so, the Lenders’ Agent may (but shall not be obligated to) pay the cost of such repairs or maintenance and such taxes, levies or impositions for the account of the Borrower and add the amount of such payments to the Debt.

9. Preservation of Rights Against Third Parties; Preservation of Collateral in Lenders’ Agent’s Possession.  Until such time as the Lenders’ Agent exercises its right to effect direct collection of the Accounts and the Chattel Paper and to effect the enforcement of the Borrower’s contract rights, the Borrower assumes full responsibility for taking any and all steps to preserve rights in respect of the Accounts and the Chattel Paper and its contracts against prior parties.  The Lenders’ Agent shall be deemed to have exercised reasonable care in the custody and preservation of such of the Collateral as may come into its possession from time to time if the Lenders’ Agent takes such action for that purpose as the Borrower shall request in writing, provided that such requested action shall not, in the judgment of the Lenders’ Agent, impair the Lenders security interest in the Collateral or their right in, or the value of, the Collateral, and provided further that the Lenders’ Agent receives such written request in sufficient time to permit the Lenders’ Agent to take the requested action.

10. Events of Default and Remedies.

(a) If any one or more of the Events of Default shall occur or shall exist, the Lenders’ Agent may then, or at any time thereafter, so long as such default shall continue, foreclose the Lenders’ lien or security interest in the Collateral in any way permitted by law, or upon ten (10) days prior written notice to the Borrower, sell any or all Collateral at private sale at any time or place in one or more sales, at such price or prices and upon such terms, either for cash or on credit, as the Lenders’ Agent, in its sole discretion, may elect, or sell any or all Collateral at public auction, either for cash or on credit, as the Lenders’ Agent, in its sole discretion, may elect, and at any such sale, the Lenders may bid for and become the purchaser of any or all such Collateral.  Pending any such action the Lenders’ Agent may liquidate the Collateral.

(b) If any one or more of the Events of Default shall occur or shall exist, the Lenders may then, or at any time thereafter, so long as such default shall continue, grant extensions to, or adjust claims of, or make compromises or settlements with, debtors, guarantors or any other parties with respect to Collateral or any securities, guarantees or insurance applying thereon, without notice to or the consent of the Borrower, without affecting the Borrower’s liability under this Agreement or the Notes.  The Borrower waives notice of acceptance, of nonpayment, protest or notice of protest of any Accounts or Chattel Paper or any of its contract rights and any other notices to which the Borrower may be entitled.

(c) If any one or more of the Events of Default shall occur or shall exist and be continuing, then in any such event, the Lenders’ Agent shall have such additional rights and remedies in respect of the Collateral or any portion thereof as are provided by the Code and such other rights and remedies in respect thereof which it may have at law or in equity or under this Agreement, including without limitation the right to enter any premises where Equipment, Inventory and/or Fixtures are located and take possession and control thereof without demand or notice and without prior judicial hearing or legal proceedings, which the Borrower expressly waives.

(d) The Lenders’ Agent shall apply the Proceeds of any sale or liquidation of the Collateral, and, subject to Section 7, any Proceeds received by the Lenders’ Agent from insurance, first to the payment of the reasonable costs and expenses incurred by the Lenders in connection with such sale or collection, including without limitation reasonable attorneys’ fees and legal expenses, second to the payment of the Debt, whether on account of principal or interest or otherwise as the Lenders’ Agent in its sole discretion may elect, and then to pay the balance, if any, to the Borrower or as otherwise required by law.  If such Proceeds are insufficient to pay the amounts required by law, the Borrower shall be liable for any deficiency.

(e) Upon the occurrence of any Event of Default and delivery of a written request, the Borrower shall promptly upon demand by the Lenders’ Agent assemble the Equipment, Inventory and Fixtures and make them available to the Lenders’ Agent at a place or places to be designated by the Lenders’ Agent.  The rights of the Lenders’ Agent under this paragraph to have the Equipment, Inventory and Fixtures assembled and made available to it is of the essence of this Agreement and the Lenders may, at their election, enforce such right by an action in equity for injunctive relief or specific performance.

(f) If any one or more of the Events of Default shall occur or shall exist and be continuing, then in any event, the Lenders have the right to use and operate under all trade names under which the Borrower does business.

11. Defeasance.  Notwithstanding anything to the contrary contained in this Agreement upon payment and performance in full of the Debt owed to each Lender, this Agreement shall terminate and be of no further force and effect as to such Lender, and such Lender shall thereupon terminate its security interest in the Collateral.  Upon such termination, Lender’s Agent hereby authorizes the Company to file any UCC termination statements necessary to reflect such termination and Lenders’ Agent will execute and deliver to the Company any additional documents or instruments as Company shall reasonably request to evidence such termination.  Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns, provided that, without the prior written consent of the Lenders’ Agent, the Borrower may not assign this Agreement or any of its rights under this Agreement or delegate any of its duties or obligations under this Agreement and any such attempted assignment or delegation shall be null and void.  This Agreement is not intended and shall not be construed to obligate the Lenders’ Agent to take any action whatsoever with respect to the Collateral or to incur expenses or perform or discharge any obligation, duty or disability of the Borrower.

12. Miscellaneous.

(a) The provisions of this Agreement are intended to be severable.  If any provision of this Agreement shall for any reason be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.

(b) No failure or delay on the part of the Lenders’ Agent in exercising any right, remedy, power or privilege under this Agreement and the Notes shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Lenders’ Agent under this Agreement, the Notes or any of the other Loan Documents; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other right, remedy, power or privilege or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges of the Lenders and the Lenders’ Agent under this Agreement, the Notes and the other Loan Documents are cumulative and not exclusive of any rights or remedies which they may otherwise have.

(c) All notices, statements, requests and demands given to or made upon either party in accordance with the provisions of this Agreement shall be deemed to have been given or made when personally delivered or when deposited in the United States mail, postage prepaid or with private overnight courier service, charges prepaid, addressed, if to the Borrower, to its principal place of business at 23 Creek Circle, Suite 400, Boothwyn, PA  19061, and if to the Lenders, to the Lenders’ Agent at Five Radnor Corporate Center, Suite 555, 100 Matsonford Road, Aston PA  19014, or in accordance with the latest unrevoked written direction from either party to the other party.

(d) The section headings contained in this Agreement are for reference purposes only and shall not control or affect its construction or interpretation in any respect.

(e) Unless the context otherwise requires, all terms used in this Agreement which are defined by the Code shall have the meanings stated in the Code.

(f) The Code shall govern the settlement, perfection and the effect of attachment and perfection of the Lenders’ security interest in the Collateral, and the rights, duties and obligations of the Lenders, the Lenders’ Agent and the Borrower with respect to the Collateral.  This Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and the execution and delivery of this Agreement and, to the extent not inconsistent with the preceding sentence, the terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of that State.

(g) No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lenders’ Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, or in the event that such amendment would have a material and adverse impact on a Lender’s economic interest, such amendment shall be approved by each Lender.

(h) In the event that the Lenders’ Agent is at any time no longer serving as the Lenders’ Agent and a new Lenders’ Agent has not been appointed in accordance with the Loan Agreement, the Lenders shall have all of the rights, powers and privileges granted to Lenders’ Agent hereunder.

(i) This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that the Borrower may not assign the Agreement or any rights or duties hereunder without the Lenders’ Agent’s prior written consent and any prohibited assignment shall be absolutely void.  The Lenders’ Agent may assign this Agreement and its rights and duties hereunder to another Lender or to a transferee of the Notes held by the Lenders’ Agent, subject only to Section 6 of the Loan Agreement, and no consent or approval by the Borrower is required in connection with any such assignment.

(j)  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

(k) The Borrower shall pay to the Lenders’ Agent reasonable costs and expenses (including reasonable attorneys’ and paralegals’ fees and disbursements) paid or incurred to enforce the security interest created hereunder, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of this Agreement, or to defend any claims made or threatened against the Lenders arising out of the transactions contemplated hereby (including preparations for the consultations concerning any such matters).  The foregoing shall not be construed to limit any other provisions of this Agreement or the Loan Documents regarding costs and expenses to be paid by the Borrower.

IN WITNESS WHEREOF, and intending to be legally bound, the parties have executed and delivered this Security Agreement as of the day and year set forth at the beginning of this Security Agreement.

BORROWER:
LIGHTNING POKER, INC.
By:	/s/ Robert Ciunci
Title:	Chief Financial Officer

LENDERS’ AGENT

THE CO-INVESTMENT FUND II, L.P.
By:	Co-Invest Management II, L.P.
its general partner
By:	Co-Invest Capital Partners, Inc.
its general partner

By:	/s/ Brian Adamsky
Title:	CFO & Treasurer

SCHEDULE I

Lenders

THE CO-INVESTMENT FUND II, L.P.

STEWART J. GREENEBAUM, LLC